SMALL-MIDCAP DIVIDEND INCOME FUND

Class	A	C	P	Inst.	R-6
Ticker Symbol(s)	PMDAX	PMDDX	PMDPX	PMDIX	PMDHX
Principal Funds, Inc. Summary Prospectus December 31, 2016 as amended March 24, 2017
On March 13, 2017, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the automatic conversion of Class P shares into Institutional Class shares. After June 22, 2017, Class P shares will no longer be available for purchase. Following the close of business on June 23, 2017, Class P shares will automatically convert into Institutional Class shares of the same Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. At such time, delete references to Class P from this Prospectus.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated December 31, 2016 as supplemented on January 13, 2017, January 30, 2017, March 17, 2017, and March 24, 2017, and the Statement of Additional Information dated December 31, 2016 as supplemented on January 13, 2017, January 30, 2017, March 17, 2017, and March 24, 2017 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide current income and long-term growth of income and capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 138 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None

1 of 7

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.	R-6
Management Fees	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A	N/A
Other Expenses (1)	0.14%	0.16%	0.09%	0.04%	176.25%
Acquired Fund Fees and Expenses	0.33%	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.50%	2.27%	1.20%	1.15%	177.36%
Expense Reimbursement (2)	N/A	N/A	N/A	—%	(176.15)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.50%	2.27%	1.20%	1.15%	1.21%

(1)	Based on estimated amounts for the current fiscal year (R-6).
(2)
Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.88% for Institutional Class and 0.88% for Class R-6 shares. It is expected that the expense limits will continue through the period ending December 30, 2017; however, Principal Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Effective June 23, 2017, delete the Annual Fund Operating Expenses table and footnotes and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	Inst.	R-6
Management Fees	0.78%	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses (1)	0.14%	0.16%	0.04%	176.25%
Acquired Fund Fees and Expenses	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.50%	2.27%	1.15%	177.36%
Expense Reimbursement (2)	N/A	N/A	—%	(176.23)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.50%	2.27%	1.15%	1.13%

(1)	Based on estimated amounts for the current fiscal year (R-6).
(2)
Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.86% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

2 of 7

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$694	$998	$1,323	$2,242
Class C	330	709	1,215	2,605
Class P	122	381	660	1,455
Institutional Class	117	365	633	1,398
Class R-6	123	826	1,195	1,680
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$230	$709	$1,215	$2,605
Effective June 23, 2017, delete the Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$694	$998	$1,323	$2,242
Class C	330	709	1,215	2,605
Institutional Class	117	365	633	1,398
Class R-6	115	819	1,187	1,673
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$230	$709	$1,215	$2,605
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 25.8% of the average value of its portfolio.

3 of 7

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of purchase. For this Fund, companies with small to medium market capitalizations are those with market capitalizations similar to companies in the Russell 2500 Value Index (as of November 30, 2016, the range of the index was between approximately $48.6 million and $18.9 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, master limited partnerships, and royalty trusts.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Convertible Securities Risk. Convertible securities are bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company's capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.

4 of 7

Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Royalty Trust Risk. Royalty trust revenues and cash flows could be adversely affected by a sustained decline in demand for natural resource and related products resulting from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand, or other conditions. Rising interest rates could adversely affect the performance, and limit the capital appreciation, of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class and Class R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (June 6, 2011).
For periods prior to the inception date of Class C shares (June 14, 2012) and Class R-6 shares (January 3, 2017), the performance shown in the table for Classes C and R-6 shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. Where this adjustment for fees and expenses results in performance for a newer class that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used for the newer class. These adjustments for these newer classes result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on June 6, 2011.

5 of 7

During 2011, the Fund processed a significant (relative to Class P) "As-Of" transaction that resulted in a gain to the remaining shareholders of Class P. "As-of" transaction processing occurs when a fund transaction is processed after its receipt date but "as of" the date required by SEC rule. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of Class P. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 '13	12.32%
Lowest return for a quarter during the period of the bar chart above:	Q3 '15	(8.49)%

(1)	The year-to-date return as of September 30, 2016 was 18.79% for Class A shares

Average Annual Total Returns
For the periods ended 12/31/2015	1 Year	Life of Fund
Class A Return Before Taxes	(8.91)%	8.39%
Class A Return After Taxes on Distributions	(9.92)%	7.29%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(4.35)%	6.44%
Class C Return Before Taxes	(5.27)%	8.83%
Class P Return Before Taxes	(3.28)%	10.30%	(1)
Institutional Class Return Before Taxes	(3.26)%	10.22%
Class R-6 Return Before Taxes	(3.29)%	10.12%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)	(5.49)%	9.45%
(1)    During 2011, the Fund processed a significant (relative to Class P) "As-Of" transaction that resulted in a gain to the remaining shareholders of Class P. "As-of" transaction processing occurs when a fund transaction is processed after its receipt date but "as of" the date required by SEC rule. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of Class P. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

6 of 7

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2011), Head of Equities, Portfolio Manager

•	David W. Simpson (since 2011), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P, Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on December 1, 2016, and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on January 6, 2017, the Small-MidCap Dividend Income Fund will no longer be available for purchases from new investors except in limited circumstances. See the section Purchase of Fund Shares for additional information.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

7 of 7